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                                                     NATIONSBANK,  N.A.                        EXHIBIT  99
                                MONTHLY SERVICING REPORT -- BOATMEN'S AUTO TRUST 1995-A
                                        OCTOBER 1, 1998 THROUGH OCTOBER 31, 1998


A. ORIGINAL DEAL PARAMETER INPUTS
---------------------------------
(A) Total Portfolio Balance                                                               $303,441,223.00
(B) Class A-1 Notes
    (i)   Class A-1 Notes Percentage                                                                28.11%
    (ii)  Class A-1 Notes Balance                                                         $ 85,300,000.00
    (iii) Class A-1 Notes Rate                                                                     5.7725%
(C) Class A-2 Notes
    (i)   Class A-2 Notes Percentage                                                                34.41%
    (ii)  Class A-2 Notes Balance                                                         $104,427,000.00
    (iii) Class A-2 Notes Rate                                                                       5.90%
(D) Class A-3 Notes
    (i)   Class A-3 Notes Percentage                                                                33.47%
    (ii)  Class A-3 Notes Balance                                                         $101,576,574.00
    (iii) Class A-3 Notes Rate                                                                       6.10%
(E) Class B Certificates
    (i)   Class B Certificates Percentage                                                            4.00%
    (ii)  Class B Certificates Balance                                                    $ 12,137,649.00
    (iii) Class B Certificates Rate                                                                  6.35%
(F) Servicing Fee Rate                                                                               1.00%
(G) Weighted Average Coupon (WAC)                                                                    8.51%
(H) Weighted Average Original Maturity (WAOM)                                                       54.09   months
(I) Weighted Average Remaining Maturity (WAM)                                                       42.79   months
(J) Number of Receivables                                                                          32,378
(K) Reserve Account
    (i)   Reserve Account Initial Deposit Percentage                                                 2.00%
    (ii)  Reserve Account Initial Deposit                                                 $  6,068,825.00
    (iii) Specified Reserve Account Balance (K(iii)(c) if 1.25%
                     loss and delinq triggers hit - otherwise greater of K(iii)(a or b))
          (a) Percent of Initial Pool Balance                                                        2.00%
          (b) Percent of Remaining Pool Balance                                                      3.25%
          (c) Trigger Percent of Remaining Pool Balance                                              6.00%

B. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
------------------------------------------------
(A) Total Portfolio Balance                                                               $ 24,879,433.83
(B) Total Note and Certificate Pool Factor                                                      0.0819909
(C) Class A-1 Notes
    (i)  Class A-1 Notes Balance                                                          $          0.00
    (ii) Class A-1 Notes Pool Factor                                                            0.0000000
(D) Class A-2 Notes
    (i)  Class A-2 Notes Balance                                                          $          0.00
    (ii) Class A-2 Notes Pool Factor                                                            0.0000000
(E) Class A-3 Notes
    (i)  Class A-3 Notes Balance                                                          $ 12,741,784.83
    (ii) Class A-3 Notes Pool Factor                                                            0.1254402
(F) Class B Certificates
    (i)  Class B Certificates Balance                                                     $ 12,137,649.00
    (ii) Class B Certificates Pool Factor                                                       1.0000000
(G) Reserve Account Balance                                                               $  6,068,824.46
(H) Cumulative Net Losses for All Prior Periods                                              1,999,266.85
(I) Net Loss Ratio for Second Preceding Period                                                       1.30%
(J) Net Loss Ratio for Preceding Period                                                              1.15%
(K) Delinquency Ratio for Second Preceding Period                                                    1.27%
(L) Delinquency Ratio for Preceding Period                                                           1.09%
(M) Weighted Average Coupon (WAC)                                                                    8.75%
(N) Weighted Average Remaining Maturity (WAM)                                                       15.27   months
(O) Number of Receivables                                                                           6,990

C. INPUTS FROM THE MAINFRAME
----------------------------

(A) Simple Interest Receivables Principal
    (i)   Principal Collections                                                           $  2,488,159.66
    (ii)  Not Used                                                                                   0.00
    (iii) Repurchased Loan Proceeds Related to Principal                                             0.00
    (iv) Other Refunds Related to Principal                                                          0.00
(B) Simple Interest Receivables Interest
    (i)   Interest Collections                                                                 178,508.39
    (ii)  Repurchased Loan Proceeds Related to Interest                                              0.00
(C) Weighted Average Coupon (WAC)                                                                    8.77%
(D) Weighted Average Remaining Maturity (WAM)                                                       14.56   months
(E) Remaining Number of Receivables                                                                 6,532
(F) Delinquent Receivables
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                                   Dollar Amount                # Units
                                   -------------                -------
(i)  30-59 Days Delinquent               850,015       3.80%       197      3.02%
(ii)  60-89 Days Delinquent              222,067       0.99%        54      0.83%
(iii) 90 Days or More Delinquent         100,993       0.45%        22      0.34%

(G) Repossessions
                                   Dollar Amount               # Units
                                   -------------               -------
                                          30,899        0.14%        9      0.14%
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

D.  INPUTS  DERIVED  FROM  OTHER  SOURCES
-----------------------------------------


(A) Reserve Account Investment Income                     $   23,518.71
(B) Aggregate Net Losses before Liquidation Proceeds and
               Recoveries for Collection Period               39,317.50
(C) Liquidated Receivables Information
    (i)   Not Used                                                 0.00
    (ii)  Not Used                                                 0.00
    (iii) Recoveries on Previously Liquidated Contracts       19,433.91
(D) Aggregate Net Losses for Collection Period                19,883.59
(E) Actual Number of Days in Interest Period                         32

I. COLLECTIONS
--------------
Interest:
(A) Interest Collections                                  $  178,508.39
(B) Not Used                                                       0.00
(C) Repurchased Loan Proceeds Related to Interest                  0.00
(D) Recoveries from Prior Month Charge Offs                   19,433.91
(E) Investment Earnings from the Reserve Account              23,518.71
(F) Total Interest Collections                               221,461.01

Principal:
(G) Principal Payments Received                           $2,488,159.66
(H) Not Used                                                       0.00
(I) Repurchased Loan Proceeds Related to Principal                 0.00
(J) Other Refunds Related to Principal                             0.00
(K) Total Principal Collections                            2,488,159.66

(L) Total Collections                                     $2,709,620.67
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II.  DISTRIBUTIONS
------------------


                                                                                                      Original Balance
                                                                                                      ----------------
(A) Total Interest Collections                                                         $  221,461.01
(B) Servicing Fee                                                                      $   20,732.86              0.07

Interest                                                                                              Per $1,000 of
(C) Class A-1 Notes Monthly Interest                                                                  Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Interest Due                                         $        0.00                 0
    (ii)  Class A-1 Notes Monthly Interest Paid (after reserve fund draw)                       0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(D) Class A-2 Notes Monthly Interest
    (i)   Class A-2 Notes Monthly Interest Due                                         $        0.00                 0
    (ii)  Class A-2 Notes Monthly Interest Paid (after reserve fund draw)                       0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(E) Class A-3 Notes Monthly Interest
    (i)   Class A-3 Notes Monthly Interest Due                                         $   64,770.74       0.637654304
    (ii)  Class A-3 Notes Monthly Interest Paid (after reserve fund draw)                  64,770.74       0.637654304
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Interest Shortfall (after reserve fund draw)        $        0.00                 0
(F) Class B Certificates Monthly Interest
    (i)   Class B Certificates Monthly Interest Due                                    $   64,228.39       5.291666667
    (ii)  Class B Certificates Monthly Interest Paid (after reserve fund draw)             64,228.39       5.291666667
                                                                                       -------------
    (iii)  Class B Certificates Monthly Interest Shortfall (after reserve fund draw)   $        0.00                 0
(G) Total Note and Certificate Interest Paid (after reserve fund draw)                 $  128,999.13
(H) Excess Interest                                                                    $   71,729.02

Principal
(I) Total Principal Collections                                                        $2,488,159.66
(J) Draw on Reserve Fund for realized losses                                               39,317.50
(K) Total Amount Available for Principal Distribution                                  $2,527,477.16  Per $1,000 of
(L) Class A-1 Notes Monthly Principal                                                                 Original Balance
                                                                                                      ----------------
    (i)   Class A-1 Notes Monthly Principal Due                                                 0.00                 0
    (ii)  Class A-1 Notes Monthly Principal Paid (after reserve fund draw)                      0.00                 0
                                                                                       -------------
    (iii)  Class A-1 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(M) Class A-2 Notes Monthly Principal
    (i)   Class A-2 Notes Monthly Principal Due                                                 0.00                 0
    (ii)  Class A-2 Notes Monthly Principal Paid (after reserve fund draw)                      0.00                 0
                                                                                       -------------
    (iii)  Class A-2 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(N) Class A-3 Notes Monthly Principal
    (i)   Class A-3 Notes Monthly Principal Due                                         2,527,477.16       24.88248088
    (ii)  Class A-3 Notes Monthly Principal Paid (after reserve fund draw)              2,527,477.16       24.88248088
                                                                                       -------------
    (iii)  Class A-3 Notes Monthly Principal Shortfall (after reserve fund draw)                0.00                 0
(O) Class B Certificates Monthly Principal
    (i)   Class B Certificates Monthly Principal Due                                            0.00                 0
    (ii)  Class B Certificates Monthly Principal Paid (after reserve fund draw)                 0.00                 0
                                                                                       -------------
    (iii)  Class B Certificates Monthly Principal Shortfall (after reserve fund draw)           0.00                 0
(P) Total Note and Certificate Principal Paid                                           2,527,477.16
(Q) Total Distributions                                                                 2,677,209.15
(R) Excess Servicing Releases from Reserve Account to Servicer                          4,760,118.58
(S) Amount of Draw from Reserve Account                                                    39,317.50
(T) Draw from Reserve Account plus Total Available Amount                               2,748,938.17
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III.  POOL  BALANCES  AND  PORTFOLIO  INFORMATION
-------------------------------------------------


                                                  Beginning                End
                                                  of Period                of Period
                                                  ---------------          ---------------
(A) Balances and Principal Factors
(i)    Total Portfolio Balance                    24,879,433.83           $22,351,956.67
(ii)   Total Note  and  Certificate Pool Factor   0.0819909                     0.0736616
(iii)  Class A-1 Notes Balance                    0.00                               0.00
(iv)   Class A-1 Notes Pool Factor                0.0000000                     0.0000000
(v)    Class A-2 Notes Balance                    0.00                               0.00
(vi)   Class A-2 Notes Pool Factor                0.0000000                     0.0000000
(vii)  Class A-3 Notes Balance                    12,741,784.83             10,214,307.67
(viii) Class A-3 Notes Pool Factor                0.1254402                     0.1005577
(ix)   Class B Certificates Balance               12,137,649.00             12,137,649.00
(x)    Class B Certificate Pool Factor            1.0000000                     1.0000000
(B) Portfolio Information
(i)   Weighted Average Coupon (WAC)               8.75%                              8.77%
(ii)  Weighted Average Remaining Maturity (WAM)   15.27            months           14.56   months
(iii) Remaining Number of Receivables             6,990                             6,532
(iv)  Portfolio Receivable Balance                24,879,433.83           $22,351,956.67
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

IV.  RECONCILIATION  OF  RESERVE  ACCOUNT
-----------------------------------------


(A) Beginning Reserve Account Balance                          $6,068,824.46
(B) Draw for Realized losses                                       39,317.50
(C) Draw for Servicing Fee                                              0.00
(D) Draw for Class A-1 Notes Interest Amount                            0.00
(E) Draw for Class A-2 Notes Interest Amount                            0.00
(F) Draw for Class A-3 Notes Interest Amount                            0.00
(G) Draw for Class B Certificates Interest Amount                       0.00
(H) Total Draw for Losses, Servicing, Notes and Certificates       39,317.50
(I) Excess Interest                                                71,729.02
(J) Reserve Account Balance Prior to Release                    6,101,235.98

(K) Reserve Account Required Amount                             1,341,117.40

(L) Final Reserve Account Required Amount                       1,341,117.40

(M) Reserve Account Release to Servicer                         4,760,118.58

(N) Ending Reserve Account Balance                              1,341,117.40

V. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
-------------------------------------------------------------

(A) Aggregate Net Losses before Liquidation Proceeds and
                     Recoveries for Collection Period          $   39,317.50
(B) Liquidated Contracts
    (i)   Not Used                                                      0.00
    (ii)  Not Used                                                      0.00
    (iii) Recoveries on Previously Liquidated Contracts            19,433.91
(C) Aggregate Net Losses for Collection Period                     19,883.59
(D) Net Loss Ratio for Collection Period (annualized)                   1.01%
(E) Cumulative Net Losses for all Periods                       2,019,150.44
(F) Delinquent Receivables
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                                 Dollar Amount              # Units
                                 -------------             --------
(i)  30-59 Days Delinquent             850,015     3.80%        197     3.02%
(ii)  60-89 Days Delinquent            222,067     0.99%         54     0.83%
(iii) 90 Days or More Delinquent       100,993     0.45%         22     0.34%

               (G) Repossessions
                                 Dollar Amount              # Units
                                 -------------               ------
                                        30,899      0.14%         9     0.14%
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VI.  TESTS  FOR  INCREASE  IN  SPECIFIED  RESERVE  ACCOUNT  BALANCE
-------------------------------------------------------------------


(A) Ratio of Net Losses to the Average Pool Balance
    (i) Second Preceding Collection Period                                       1.30%
    (ii) Preceding Collection Period                                             1.15%
    (iii) Current Collection Period                                              1.01%
    (iv) Three Month Average (Avg(i,ii,iii))                                     1.15%

(B) Ratio of Balance of Contracts Delinquent 60 Days or More to the
                  Outstanding Balance of Receivables.
    (i) Second Preceding Collection Period                                       1.27%
    (ii) Preceding Collection Period                                             1.09%
    (iii) Current Collection Period                                              1.45%
    (iv) Three Month Average (Avg(i,ii,iii))                                     1.27%

(C) Loss and Delinquency Trigger Indicator                            Trigger was hit






The  undersigned  officers  of  NationsBank,  N.A.,  as  servicer,  pursuant  to  the
Sale  and  Servicing  Agreement  hereby  certify  to  the  best  of  their  knowledge and  belief  that  the  above  information  is  true  and  correct.





/s/  William  Kinyua          /s/  Suzanne  W.  Castleberry
--------------------          -----------------------------
William  Kinyua               Suzanne  W.  Castleberry
Vice  President               Vice  President

NOTE:Contemporaneous with the merger of NationsBank Corporation and BankAmerica Corporation,
NationsBank changed the timing of recognition of charge-offs on delinquent automobile loans in order to standardize its policy.  The effect of this change is that delinquent automobile loans will be charged off at 120 days past due.  Recoveries will be realized upon receipt of liquidation proceeds.  The estimated impact of this change is increased charge-offs of approximately $7,000.00 in October 1998.



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